================================================================================

                                                        Monthly Operating Report

     -----------------------------------------------
      CASE NAME:    Physicians Resource Group, Inc.          ACCRUAL Basis

      CASE NUMBER:  00-30748-RCM

      JUDGE:        Robert C. McGuire
     -----------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                         MONTH ENDING: August 31, 2000

            I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED
            THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1
                 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
             ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND
             COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL
                 INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.



  RESPONSIBLE PARTY:

           /s/ Michael Yeary                              President
  ---------------------------------------   ----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

             Michael Yeary                                20-Sep-00
  ---------------------------------------   ----------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                      DATE

  PREPARER:

          /s/ Karen G. Nicolaou                   Controller - Secretary
  ---------------------------------------   ----------------------------------
      ORIGINAL SIGNATURE OF PREPARER                       TITLE


            Karen G. Nicolaou                            20-Sep-00
  ---------------------------------------   ----------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                      DATE

================================================================================

                              PAGE: 1 OF 1 PAGES

====================================================================================================================================

                                                     Monthly Operating Report
 --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                          ACCRUAL BASIS-1

  CASE NUMBER: 00-30748-RCM
 --------------------------------------------

 --------------------------------------------
          COMPARATIVE BALANCE SHEET
                  UNAUDITED                       ******** AMOUNTS ARE UNAUDITED *******
 --------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE
                                                            January     February    March         April          May
 ASSETS                                      AMOUNT (1) *
 --------------------------------------------------------------------------------------------------------------------------
  1  UNRESTRICTED CASH                       46,847,552           -   48,483,735   48,254,575    47,772,167     47,279,916
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PAYROLL
  2  TAX REFUND                                 899,566           -      905,566      832,117       840,060        843,161
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - EYE CORP
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - PRG GEORGIA
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - AOI
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS
 --------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS
 --------------------------------------------------------------------------------------------------------------------------
  3  TOTAL CASH                              47,747,118           -   49,389,301   49,086,692    48,612,227     48,123,077
 --------------------------------------------------------------------------------------------------------------------------
  4  ACCOUNTS RECEIVABLE (NET)                2,963,426           -       10,561        6,991             -      5,481,023
 --------------------------------------------------------------------------------------------------------------------------
  5  INVENTORY                                        -           -            -            -             -              -
 --------------------------------------------------------------------------------------------------------------------------
  6  NOTES REC (SEE SCHEDULE)                   529,848           -      529,878      519,948       519,133        516,375
 --------------------------------------------------------------------------------------------------------------------------
  7  PREPAID EXPENSES                         2,643,776           -    2,394,106    2,227,692     2,052,927      1,892,640
 --------------------------------------------------------------------------------------------------------------------------
  8  OTHER (ATTACH LIST)                              -           -      459,533      520,581       528,186        547,873
 --------------------------------------------------------------------------------------------------------------------------
  9  TOTAL CURRENT ASSETS                    53,884,168           -   52,783,378   52,361,903    51,712,473     56,560,988
 --------------------------------------------------------------------------------------------------------------------------

  10 PROPERTY, PLANT & EQUIPMENT                201,837           -    4,525,708    4,485,554     4,485,554      4,240,275
 --------------------------------------------------------------------------------------------------------------------------
  11 LESS: ACCUM DEPRECATION                          -           -   (3,281,910)  (3,322,094)   (3,379,131)    (3,313,918)
 --------------------------------------------------------------------------------------------------------------------------

  12 NET PROPERTY, PLANT & EQUIP                201,837           -    1,243,798    1,163,461     1,106,423        926,357
 --------------------------------------------------------------------------------------------------------------------------
  13 DUE FROM INSIDERS                                -           -            -            -             -              -
 --------------------------------------------------------------------------------------------------------------------------
  14 OTHER ASSETS NET (ATTACH LIST)          80,910,621           -   76,928,562   76,936,716    76,936,716     76,936,716
 --------------------------------------------------------------------------------------------------------------------------
  15 OTHER (ATTACH LIST)                         40,390           -       40,390       20,072        20,072         21,572
 --------------------------------------------------------------------------------------------------------------------------
  16 TOTAL ASSETS                           135,037,016           -  130,996,128  130,482,152   129,775,684    134,445,633
 --------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------

                                               June           July           August
 ASSETS
 ---------------------------------------------------------------------------------------
  1  UNRESTRICTED CASH                        28,401,239     27,882,364     26,774,818
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - PAYROLL
  2  TAX REFUND                                  857,139        892,448        905,037
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - EYE CORP                4,269,130      4,292,830      4,316,099
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - PRG GEORGIA             3,562,598      3,582,321      3,601,685
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - AOI                    15,977,588     16,067,029     16,154,845
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS
 ---------------------------------------------------------------------------------------
     RESTRICTED CASH - ESCROW STOCK REFUNDS       20,385         20,314         20,385
 ---------------------------------------------------------------------------------------
  3  TOTAL CASH                               53,088,078     52,737,307     51,772,870
 ---------------------------------------------------------------------------------------
  4  ACCOUNTS RECEIVABLE (NET)                         -              -              -
 ---------------------------------------------------------------------------------------
  5  INVENTORY                                         -              -              -
 ---------------------------------------------------------------------------------------
  6  NOTES REC (SEE SCHEDULE)                    491,503        257,880        247,963
 ---------------------------------------------------------------------------------------
  7  PREPAID EXPENSES                          1,842,429      1,712,238      1,666,944
 ---------------------------------------------------------------------------------------
  8  OTHER (ATTACH LIST)                         567,018        563,358        577,973
 ---------------------------------------------------------------------------------------
  9  TOTAL CURRENT ASSETS                     55,989,028     55,270,783     54,265,750
 ---------------------------------------------------------------------------------------

  10 PROPERTY, PLANT & EQUIPMENT               4,259,439      4,295,825      4,295,825
 ---------------------------------------------------------------------------------------
  11 LESS: ACCUM DEPRECATION                  (3,370,147)    (3,429,571)    (3,485,450)
 ---------------------------------------------------------------------------------------

  12 NET PROPERTY, PLANT & EQUIP                 889,292        866,254        810,375
 ---------------------------------------------------------------------------------------
  13 DUE FROM INSIDERS                                 -              -              -
 ---------------------------------------------------------------------------------------
  14 OTHER ASSETS NET (ATTACH LIST)           76,587,643     76,587,643     76,587,643
 ---------------------------------------------------------------------------------------
  15 OTHER (ATTACH LIST)                          22,071         22,071         22,071
 ---------------------------------------------------------------------------------------
  16 TOTAL ASSETS                            133,488,034    132,746,751    131,685,839
 ---------------------------------------------------------------------------------------

========================================================================================

====================================================================================================================================

                                                     Monthly Operating Report
 --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                          ACCRUAL BASIS-1

  CASE NUMBER: 00-30748-RCM
 --------------------------------------------

 --------------------------------------------
          COMPARATIVE BALANCE SHEET
                  UNAUDITED                       ******** AMOUNTS ARE UNAUDITED *******
 ==========================================================================================================================
                                              SCHEDULE
                                                            JANUARY     FEBRUARY    MARCH         APRIL          May
 LIABILTIES                                  AMOUNT (1) *
 ----------------------------------------
 POSTPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
  17   ACCOUNTS PAYABLE                                          -         3,487       57,986       348,108         349,955
 --------------------------------------------         ----------------------------------------------------------------------
  18   TAXES PAYABLE                                    X        -             -            -
 --------------------------------------------         ----------------------------------------------------------------------
  19   NOTES PAYABLE                                             -             -            -
 --------------------------------------------         ----------------------------------------------------------------------

  20   PROFESSIONAL FEES                                         -       435,600      815,800     1,044,868       1,194,868
 --------------------------------------------         ----------------------------------------------------------------------
  21   SECURED DEBT                                              -             -            -
 --------------------------------------------         ----------------------------------------------------------------------

  22   OTHER (ATTACH LIST)                                       -       131,847      124,705       201,261         131,644
 --------------------------------------------         ----------------------------------------------------------------------
  23   LIABILITIES                                               -       570,934      998,491     1,594,237       1,676,468
 ---------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
  24    SECURED DEBT                                 -           -             -            -
 ---------------------------------------------------------------------------------------------------------------------------
  25    PRIORITY DEBT                          569,603           -       569,603      569,603       566,693      566,693.00
 ---------------------------------------------------------------------------------------------------------------------------
  26    UNSECURED DEBT                     135,307,165           -   140,982,547  141,098,226   140,927,149  140,860,189.21
 ---------------------------------------------------------------------------------------------------------------------------
  27    OTHER (ATTACH LIST)                          -           -       442,726      442,726       444,697      444,697.48
 ---------------------------------------------------------------------------------------------------------------------------

  28    TOTAL PREPETITION LIABILITIES      135,876,768           -   141,994,876  142,110,554   141,938,540     141,871,580
 ---------------------------------------------------------------------------------------------------------------------------
  29    TOTAL LIABILITIES                  135,876,768           -   142,565,810  143,109,045   143,520,015     143,548,047
 ---------------------------------------------------------------------------------------------------------------------------
 EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
  30    PREPETITION OWNERS EQUITY             (839,752)          -   (10,944,475) (11,050,372)  (10,948,771)    (10,947,989)

 ---------------------------------------------------------------------------------------------------------------------------
        POSTPETITION CUMULATIVE
  31    PROFIT OR (LOSS)                                         -      (625,207)  (1,576,520)   (2,795,560)      1,845,575
 -------------------------------------------          ----------------------------------------------------------------------
        DIRECT CHARGES TO EQUITY (ATTACH
  32    EXPLANATION)                                             -             -            -             -               -
 ---------------------------------------------------------------------------------------------------------------------------
  33    TOTAL EQUITY                          (839,752)          -   (11,569,682) (12,626,893)  (13,744,331)     (9,102,414)
 ---------------------------------------------------------------------------------------------------------------------------
  34    TOTAL LIABILITIES & OWNERS EQUITY  135,037,016           -   130,996,128  130,482,152   129,775,684     134,445,633
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                          -

 =======================================================================================

                                               June           July           August

 ---------------------------------------------------------------------------------------
  17    ACCOUNTS PAYABLE                          336,046        410,643        728,355
 ---------------------------------------------------------------------------------------
  18    TAXES PAYABLE                                                                 -
 ---------------------------------------------------------------------------------------
  19    NOTES PAYABLE                                                                 -
 ---------------------------------------------------------------------------------------
  20    PROFESSIONAL FEES                       1,152,003      1,273,401        829,641
 ---------------------------------------------------------------------------------------
  21    SECURED DEBT                                                                  -
 ---------------------------------------------------------------------------------------
  22    OTHER (ATTACH LIST)                       157,792        251,481         56,875
 ---------------------------------------------------------------------------------------
  23    LIABILITIES                             1,645,841      1,935,525      1,614,872
 ---------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ---------------------------------------------------------------------------------------
  24    SECURED DEBT                                    -                             -
 ---------------------------------------------------------------------------------------
  25    PRIORITY DEBT                             566,693        566,693        566,693
 ---------------------------------------------------------------------------------------
  26    UNSECURED DEBT                        140,844,624    140,891,453    140,855,666
 ---------------------------------------------------------------------------------------
  27    OTHER (ATTACH LIST)                       444,697        476,591        485,700
 ---------------------------------------------------------------------------------------
  28    TOTAL PREPETITION LIABILITIES         141,856,014    141,934,736    141,908,059
 ---------------------------------------------------------------------------------------
  29    TOTAL LIABILITIES                     143,501,856    143,870,261    143,522,931
 ---------------------------------------------------------------------------------------
 EQUITY
 ---------------------------------------------------------------------------------------
  30    PREPETITION OWNERS EQUITY             (11,278,792)   (11,325,751)   (11,291,640)
 ---------------------------------------------------------------------------------------
        POSTPETITION CUMULATIVE
  31    PROFIT OR (LOSS)                        1,264,971        202,241       (545,451)

 ---------------------------------------------------------------------------------------
        DIRECT CHARGES TO EQUITY (ATTACH
  32    EXPLANATION)                                    -
 ---------------------------------------------------------------------------------------
  33    TOTAL EQUITY                          (10,013,821)   (11,123,510)   (11,837,092)
 ---------------------------------------------------------------------------------------
  34    TOTAL LIABILITIES & OWNERS EQUITY     133,488,034    132,746,751    131,685,839
 ---------------------------------------------------------------------------------------
========================================================================================
                                                        -              -              -

     * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secrued claim or exemption."
          The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impariment of the asset.

     (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs.
          PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as and when appropriate.

                               PAGE 2 OF 2 PAGES

                                                                                               DETAIL SCHEDULE
---------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                                     ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                                                                           MONTH:    AUGUST 2000
---------------------------------------------------                                                        -------------------------

                                                                             **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                    SCHEDULE
   NO                      DESCRIPTION                     AMOUNT     JAN     FEBRUARY       MARCH         APRIL           MAY
------------------------------------------------------------------------------------------------------  ------------  ------------

   6      NOTES RECEIVABLE
          -----------------------------------------
               E. MOORE                                  2,225,000             2,225,000     2,225,000     2,225,000     2,225,000
               HALEY                                        77,215                77,215        77,215        77,215        77,215
               WYLL                                         76,227                76,227        76,227        76,227        76,227
               FRITCH  (Note 1)                            300,000               300,000       292,819       292,819       292,819
               SHAFRON                                      60,000                60,000        60,000        60,000        60,000
               WILEY                                       150,000               150,000       150,000       150,000       150,000
               DOCTORS VISION CENTER                       146,314               146,314       146,314       146,314       146,314
                                                      ------------          ------------  ------------  ------------  ------------
             TOTAL NOTES RECEIVABLE                      3,034,756             3,034,756     3,027,575     3,027,575     3,027,575
             ESTIMATED RESERVE AMOUNT                   (2,754,878)           (2,754,878)   (2,754,813)   (2,749,967)   (2,746,998)
                                                      ------------          ------------  ------------  ------------  ------------
             ESTIMATED NET PRINCIPAL BALANCE               279,878               279,878       272,762       277,608       280,577
                                                      ============          ============  ============  ============  ============
   7      PREPAID EXPENSES

             INSURANCE PREMIUMS                          1,118,669             1,042,041       983,619       905,708       874,310
             RESOURCES CONNECTION - RETAINER/FEES           92,574                30,046        29,006        29,006        29,006
             GEORGE, DONALDSON & FORD - RETAINER            35,000                35,000        35,000        35,000        35,000
             ANDREWS & KURTH - RETAINER                    283,863               283,863       283,863       283,863       283,863
             ARENT FOX KINTER PLOTKIN & KAHN - RETAINER     14,926                14,926        18,373        18,373        18,373
             HORNTHAL PILEY ELLIS & MALLAND - RETAINER       3,500                 3,500         3,500         3,500         3,500
             JAMES E. BOREN - RETAINER                       8,709                 8,709         8,709        18,709        18,709
             LEE & McINNISH - RETAINER                         709                   709           709           709           709
             MUNSCH HARDT KOPF & HARR - RETAINER            10,000                10,000        10,000        10,000        10,000
             NEAL & HARWELL -RETAINER                        3,611                 3,611         3,611         3,611         3,611
             WOLIN, RIDLEY & MILLER - RETAINER                                    40,875        40,875             -             -
             FARRIS MATTHEWS BRANAN BOBANGO -RETAINER        7,218                 7,218         7,218         7,073         7,073
             SMYSER, KAPLAN & VESELKA -RETAINER             50,000                50,000        50,000        49,888        49,888
             HOULIHAN & LOKEY - RETAINER                    35,000                35,000        35,000        35,000        35,000
             JACKSON & WALKER - RETAINER                   250,000               250,000       250,000       250,000       250,000
             JONES DAY REAVIS & POGUE -RETAINER             75,000                75,000        75,000        75,000             -
             MANN FRANKFORT -RETAINER                       80,000                80,000        80,000        68,400        68,400
             LAURA JAMES -RETAINER                          20,000                20,000        20,000        20,000        20,000
             DICKSON FLATO -RETAINER                        20,000                20,000        20,000        20,000        20,000
             GRUBB CONSULTING -RETAINER                      8,400                 8,400         8,400         5,495         5,495
             CLOUGH & DOUGHERTY, PLLC -RETAINER             12,500                12,500        12,500        12,500        12,500
             QUANTUM INTERESTS/DAVID HORN -RETAINER         80,000                40,000             -             -             -
             TONY ROVINSKY -RETAINER                         8,000                 5,034         2,674         2,674             -
             DAVID SEGERS -RETAINER                          6,600                 6,600         6,600         6,600         6,600
             AM SURG - PREPAID MANAGEMENT FEES             228,453               174,289       120,124        80,082        40,041
             5005 RIVERWAY - PREPAID RENT                  143,677               134,085       122,911       111,738       100,564
             14800 LANDMARK - PREPAID RENT                  38,793                                   -             -             -
             BAKERSFIELD CBO - PREPAID RENT                  3,174                                   -             -             -
             ORLANDO CBO - PREPAID RENT                      5,400                 2,700             -             -             -
                                                      ------------          ------------  ------------  ------------  ------------

           TOTAL PREPAID EXPENSES                        2,643,776             2,394,106     2,227,692     2,052,927     1,892,640
                                                      ============          ============  ============  ============  ============

   8      OTHER CURRENT ASSETS
          -----------------------------------------

             ACCRUED INTEREST ON NOTES RECEIVABLE                -               459,532       520,581       528,186       547,873
                                                      ------------          ------------  ------------  ------------  ------------

  ITEM
   NO                      DESCRIPTION                    JUNE        JULY       AUGUST
---------------------------------------------------    ----------  ----------  ----------
   6      NOTES RECEIVABLE
          -----------------------------------------
               E. MOORE                                 2,225,000   2,225,000   2,225,000
               HALEY                                       77,215      77,215      77,215
               WYLL                                        76,227      76,227      76,227
               FRITCH  (Note 1)                           270,915     263,492     256,006
               SHAFRON                                     60,000      60,000      60,000
               WILEY                                      150,000     150,000     150,000
               DOCTORS VISION CENTER                      146,314     146,314     146,314
                                                       ----------  ----------  ----------
             TOTAL NOTES RECEIVABLE                     3,005,671   2,998,248   2,990,763
             ESTIMATED RESERVE AMOUNT                  (2,744,173) (2,740,368) (2,742,800)
                                                       ----------  ----------  ----------
             ESTIMATED NET PRINCIPAL BALANCE              261,498     257,880     247,963
                                                       ==========  ==========  ==========
   7      PREPAID EXPENSES

             INSURANCE PREMIUMS                           838,433     795,290     756,170
             RESOURCES CONNECTION - RETAINER/FEES          29,006      29,006      29,006
             GEORGE, DONALDSON & FORD - RETAINER           35,000      35,000      35,000
             ANDREWS & KURTH - RETAINER                   283,863     283,863     283,863
             ARENT FOX KINTER PLOTKIN & KAHN - RETAINER    17,854      17,854      17,854
             HORNTHAL PILEY ELLIS & MALLAND - RETAINER        106         106         106
             JAMES E. BOREN - RETAINER                     18,709      18,709      18,709
             LEE & McINNISH - RETAINER                        709         709         709
             MUNSCH HARDT KOPF & HARR - RETAINER            9,935       9,935       9,935
             NEAL & HARWELL -RETAINER                       3,611       3,611       3,611
             WOLIN, RIDLEY & MILLER - RETAINER             40,875           -           -
             FARRIS MATTHEWS BRANAN BOBANGO -RETAINER       7,058       7,058       7,058
             SMYSER, KAPLAN & VESELKA -RETAINER            49,888      49,888      49,888
             HOULIHAN & LOKEY - RETAINER                   35,000           -       5,000
             JACKSON & WALKER - RETAINER                  250,000     250,000     250,000
             JONES DAY REAVIS & POGUE -RETAINER                 -           -           -
             MANN FRANKFORT -RETAINER                      68,400      68,400      68,400
             LAURA JAMES -RETAINER                         20,000      20,000      20,000
             DICKSON FLATO -RETAINER                       20,000      20,000      20,000
             GRUBB CONSULTING -RETAINER                     5,495       5,495       5,495
             CLOUGH & DOUGHERTY, PLLC -RETAINER            12,500      12,500      12,500
             QUANTUM INTERESTS/DAVID HORN -RETAINER             -           -           -
             TONY ROVINSKY -RETAINER                            -           -           -
             DAVID SEGERS -RETAINER                         6,600       6,600       6,600
             AM SURG - PREPAID MANAGEMENT FEES                  -           -           -
             5005 RIVERWAY - PREPAID RENT                  89,390      78,216      67,043
             14800 LANDMARK - PREPAID RENT                      -           -           -
             BAKERSFIELD CBO - PREPAID RENT                     -           -           -
             ORLANDO CBO - PREPAID RENT                         -           -           -
                                                       ----------  ----------  ----------

           TOTAL PREPAID EXPENSES                       1,842,429   1,712,238   1,666,944
                                                       ==========  ==========  ==========

   8      OTHER CURRENT ASSETS
          -----------------------------------------

             ACCRUED INTEREST ON NOTES RECEIVABLE         567,018     583,891     577,973
                                                       ----------  ----------  ----------

                               PAGE 1 OF 2 PAGES

                                                   DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.         ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                              MONTH:   AUGUST 2000
                                                              ------------------

                        **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                                     SCHEDULE
   NO             DESCRIPTION                                               AMOUNT     JAN     FEBRUARY       MARCH         APRIL
-----------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER CURRENT ASSETS                                             -              459,532      520,581       528,186
                                                                           ==========         ==========   ==========    ==========


   14      OTHER ASSETS NET OF AMORTIZATION
           ---------------------------------------------
               INVESTMENTS IN SUBSIDIARIES                                 80,910,621         76,928,562   76,936,716    76,936,716
                                                                           ----------         ----------   ----------    ----------

               TOTAL OTHER ASSETS NET OF AMORTIZATION                      80,910,621         76,928,562   76,936,716    76,936,716
                                                                           ==========         ==========   ==========    ==========

           PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT
           SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL CENTERS. FOR AMOUNTS
           INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT
           MARKET VALUE TO BE APPROXIMATELY $80,000,000 FOR THESE INTERESTS
           DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH
           REALIZING SUCH VALUE, AND EXCLUDING THE VALUE OF POTENTIAL CLAIMS
           WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG. MONTHLY BALANCES
           REPRESENT HISTORICAL COST BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF
           THE ASSET.

   15      OTHER NON-CURRENT ASSETS
           ---------------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS                        38,790             38,790       20,072        20,072
                 DEPOSIT-SKYTEL COMMUNICATIONS
                 DEPOSIT-FEDERAL EXPRESS                                                               -            -             -
                 DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                     1,600              1,600            -             -
                                                                           ----------         ----------   ----------    ----------
             TOTAL OTHER NON-CURRENT ASSETS                                    40,390             40,390       20,072        20,072
                                                                           ==========         ==========   ==========    ==========

   20       POST-PETITION LIABILITIES PROFESSIONAL FEES
            ------------------------------------------------

                 ACCRUAL FOR ANDREWS & KURTH
                 ACCRUAL FOR BELL NUNNALLY
                 ACCRUAL FOR MANN FRANKFORT
                 ACCRUAL FOR HUGHES & LUCE
                 ACCRUAL FOR JACKSON WALKER


   22      OTHER POST-PETITION LIABILITIES
           -------------------------------------------------

                 ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                                      130,597      122,205       199,594
                 ACCRUALS FOR TRAVEL/COMMUNICATIONS                                                    -            -             -
                 ACCRUAL FOR US TRUSTEE FEE                                                        1,250        2,500         1,667
                                                                                              ----------   ----------    ----------
                                                                                                 131,847      124,705       201,261
                                                                                              ==========   ==========    ==========
   27      OTHER PRE-PETITION LIABILITIES
           -------------------------------------------------

                 EMPLOYMENT TAX & W/H LIABILITY ESCROW                   *          -            442,726  *   442,726       444,697
                                                                           ----------         ----------   ----------    ----------
                 TOTAL OTHER PRE PETITION LIABILITIES                               -            442,726      442,726       444,697
                                                                           ==========         ==========   ==========    ==========

  ITEM                                  SCHEDULE
   NO             DESCRIPTION            AMOUNT                          MAY           JUNE            JULY          AUGUST
------------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER CURRENT ASSETS                                  547,873        567,018         583,891        577,973
                                                                  ============    ===========     ===========    ===========

   14      OTHER ASSETS NET OF AMORTIZATION
           ------------------------------------------------
               INVESTMENTS IN SUBSIDIARIES                          76,936,716     76,587,643      76,587,643     76,587,643
                                                                  ------------    -----------     -----------    -----------
               TOTAL OTHER ASSETS NET OF AMORTIZATION               76,936,716     76,587,643      76,587,643     76,587,643
                                                                  ============    ===========     ===========    ===========

           PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY  SEVENTY-FIVE  MANAGEMENT
           SERVICE  ORGANIZATIONS AND AMBULATORY  SURGICAL CENTERS.  FOR AMOUNTS
           INCLUDED IN THE  "SCHEDULE"  COLUMN,  PRG HAS  ESTIMATED  THE CURRENT
           MARKET  VALUE TO BE  APPROXIMATELY  $80,000,000  FOR THESE  INTERESTS
           DISCOUNTED  APPROPRIATELY  FOR THE  UNCERTAINTITIES  ASSOCIATED  WITH
           REALIZING  SUCH VALUE,  AND EXCLUDING  THE VALUE OF POTENTIAL  CLAIMS
           WHICH MAY BE ASSERTED  AGAINST THE PRACTICES BY PRG. MONTHLY BALANCES
           REPRESENT  HISTORICAL COST BASIS,  LESS ANY RESERVE FOR IMPAIRMENT OF
           THE ASSET.

   15      OTHER NON-CURRENT ASSETS
           ------------------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS                 20,072         20,072          20,072         20,072
                 DEPOSIT-SKYTEL COMMUNICATIONS                                            499             499            499
                 DEPOSIT-FEDERAL EXPRESS                                 1,500          1,500           1,500          1,500
                 DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                  -
                                                                     ---------      ---------      ----------      ---------
              TOTAL OTHER NON-CURRENT ASSETS                            21,572         22,071          22,071         22,071
                                                                     =========      =========      ==========      =========

   20       POST-PETITION LIABILITIES PROFESSIONAL FEES
            -----------------------------------------------

                 ACCRUAL FOR ANDREWS & KURTH                           994,868        829,003         931,297        370,000
                 ACCRUAL FOR BELL NUNNALLY                                             23,000          35,949         15,000
                 ACCRUAL FOR MANN FRANKFORT                                                            30,000         94,403
                 ACCRUAL FOR HUGHES & LUCE                                            150,000         160,291        189,435
                 ACCRUAL FOR JACKSON WALKER                            200,000        150,000         115,864        160,804
                                                                     ---------      ---------      ----------      ---------
                                                                     1,194,868      1,152,003       1,273,401        829,641
                                                                     =========      =========      ==========      =========

   22      OTHER POST-PETITION LIABILITIES
           ------------------------------------------------

                 ACCRUALS FOR ORDINARY COURSE PROFESSIONALS             97,750        152,791         249,814         52,709
                 ACCRUALS FOR TRAVEL/COMMUNICATIONS                     30,560              -
                 ACCRUAL FOR US TRUSTEE FEE                              3,334          5,001           1,667          4,167
                                                                     ---------      ---------      ----------      ---------

                                                                       131,644        157,792         251,481         56,876
                                                                     =========      =========      ==========      =========
   27      OTHER PRE-PETITION LIABILITIES
           ------------------------------------------------

                EMPLOYMENT TAX & W/H LIABILITY ESCROW                  444,697        444,697         476,591        485,700
                                                                     ---------      ---------      ----------      ---------
                TOTAL OTHER PRE PETITION LIABILITIES                   444,697        444,697         476,591        485,700
                                                                     =========      =========      ==========      =========

         * ACCRUED LIABILITY FOR ADJUSTMENTS WHICH MAY ARISE FROM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED CASH BALANCE.

                               PAGE 2 OF 2 PAGES

                           Monthly Operating Report


     -----------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                             ACCRUAL BASIS-2
     CASE NUMBER: 00-30748-RCM
     -----------------------------------------------

----------------------------------------------------
     INCOME STATEMENT                           ****** AMOUNTS ARE UNAUDITED ******
                                             ------------------------------------------------------------------------------
     UNAUDITED
---------------------------------------------------------------------------------------------------------------------------
                                                     JANUARY      FEBRUARY        MARCH         APRIL           MAY
REVENUES
---------------------------------------------------------------------------------------------------------------------------
      1     GROSS REVENUES                                  -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      2     LESS: RETURNS & DISCOUNTS                       -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      3     NET REVENUE                                     -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
      4     DIRECT LABOR                                    -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      5     DIRECT OVERHEAD                                 -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      6     TOTAL COST OF GOODS SOLD                        -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
      7     GROSS PROFIT                                    -             -            -            -             -
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
      8     OFFICER/INSIDER COMPENSATION                    -        63,750       63,750       63,750        63,750
---------------------------------------------------------------------------------------------------------------------------
      9    SELLING & MARKETING                              -             -
---------------------------------------------------------------------------------------------------------------------------
     10    GENERAL & ADMINISTRATIVE                         -       482,174      531,478      723,904       662,231
---------------------------------------------------------------------------------------------------------------------------
     11     RENT & LEASE                                    -        55,586       83,135       58,337        62,421
---------------------------------------------------------------------------------------------------------------------------
     12     OTHER (ATTACH LIST)                             -        54,165       54,165       40,042        40,042
---------------------------------------------------------------------------------------------------------------------------
     13     TOTAL OPERATING EXPENSES                        -       655,674      732,529      886,033       828,444
---------------------------------------------------------------------------------------------------------------------------
     14     INCOME(LOSS) BEFORE NON-
            OPERATING INCOME & EXPENSE                      -      (655,674)   (732,529)     (886,033)     (828,444)
---------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSE
---------------------------------------------------------------------------------------------------------------------------
     15     NON-OPERATING INCOME                            -       547,292      296,243      251,012     5,943,767
---------------------------------------------------------------------------------------------------------------------------
     16     NON-OPERATING EXPENSE                           -           108            -       (2,577)
---------------------------------------------------------------------------------------------------------------------------
     17     INTEREST EXPENSE                                -             -            -
---------------------------------------------------------------------------------------------------------------------------
     18     DEPRECIATION/DEPLETION                          -        54,284       59,625       57,038        53,242
---------------------------------------------------------------------------------------------------------------------------
     19     AMORTIZATION                                    -
---------------------------------------------------------------------------------------------------------------------------
     20     OTHER (ATTACH LIST)                             -                     33,953          (67)       51,806
---------------------------------------------------------------------------------------------------------------------------
     21     NET OTHER INCOME & EXPENSES                     -       492,900      202,666      196,618     5,838,719
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
     22     PROFESSIONAL FEES                               -       461,183      420,200      526,239       366,692
---------------------------------------------------------------------------------------------------------------------------
     23     U. S. TRUSTEE FEES                              - X       1,250        1,250        4,167         1,667
---------------------------------------------------------------------------------------------------------------------------
     24     OTHER (ATTACH LIST)                             -
---------------------------------------------------------------------------------------------------------------------------
     25     TOTAL REORGANIZATION EXPENSES                   -       462,433      421,450      530,406       368,359
---------------------------------------------------------------------------------------------------------------------------
     26     INCOME TAX                                      -
---------------------------------------------------------------------------------------------------------------------------
     27     NET PROFIT (LOSS)                               -      (625,207)    (951,313)  (1,219,821)    4,641,916
---------------------------------------------------------------------------------------------------------------------------


                                                     JUNE             JULY             AUGUST        TOTAL
REVENUES
---------------------------------------------------------------------------------------------------------------------------
      1     GROSS REVENUES                                                                                -
---------------------------------------------------------------------------------------------------------------------------
      2     LESS: RETURNS & DISCOUNTS                                                                     -
---------------------------------------------------------------------------------------------------------------------------
      3     NET REVENUE                                    -               -                              -
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
      4     DIRECT LABOR                                                                                  -
---------------------------------------------------------------------------------------------------------------------------
      5     DIRECT OVERHEAD                                                                               -
---------------------------------------------------------------------------------------------------------------------------
      6     TOTAL COST OF GOODS SOLD                                                                      -
---------------------------------------------------------------------------------------------------------------------------
      7     GROSS PROFIT                                   -               -               -              -
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
      8     OFFICER/INSIDER COMPENSATION              63,750         371,250          63,750        753,750
---------------------------------------------------------------------------------------------------------------------------
      9    SELLING & MARKETING                                                                            -
---------------------------------------------------------------------------------------------------------------------------
     10    GENERAL & ADMINISTRATIVE                  364,287         580,722         464,609      3,809,405
---------------------------------------------------------------------------------------------------------------------------
     11     RENT & LEASE                              37,018          33,618          34,295        364,410
---------------------------------------------------------------------------------------------------------------------------
     12     OTHER (ATTACH LIST)                       40,042          27,080          29,100        284,635
---------------------------------------------------------------------------------------------------------------------------
     13     TOTAL OPERATING EXPENSES                 505,097       1,012,670         591,754      5,212,201
---------------------------------------------------------------------------------------------------------------------------
     14     INCOME(LOSS) BEFORE NON-
            OPERATING INCOME & EXPENSE              (505,097)     (1,012,670)       (591,754)    (5,212,201
---------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSE
---------------------------------------------------------------------------------------------------------------------------
     15     NON-OPERATING INCOME                     288,029         272,642         302,683      7,901,666
---------------------------------------------------------------------------------------------------------------------------
     16     NON-OPERATING EXPENSE                          -                                         (2,469)
---------------------------------------------------------------------------------------------------------------------------
     17     INTEREST EXPENSE                                                                              -
---------------------------------------------------------------------------------------------------------------------------
     18     DEPRECIATION/DEPLETION                    56,230          59,424          55,879        395,721
---------------------------------------------------------------------------------------------------------------------------
     19     AMORTIZATION                                                                                  -
---------------------------------------------------------------------------------------------------------------------------
     20     OTHER (ATTACH LIST)                        7,280           3,889           8,489        105,350
---------------------------------------------------------------------------------------------------------------------------
     21     NET OTHER INCOME & EXPENSES              224,519         209,329         238,315      7,403,066
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
     22     PROFESSIONAL FEES                        298,359         257,722         390,086      2,720,477
---------------------------------------------------------------------------------------------------------------------------
     23     U. S. TRUSTEE FEES                         1,667           1,667           4,167         15,835
---------------------------------------------------------------------------------------------------------------------------
     24     OTHER (ATTACH LIST)                                                                           -
---------------------------------------------------------------------------------------------------------------------------
     25     TOTAL REORGANIZATION EXPENSES            300,026         259,389         394,253      2,736,316
---------------------------------------------------------------------------------------------------------------------------
     26     INCOME TAX                                                                                    -
---------------------------------------------------------------------------------------------------------------------------
     27     NET PROFIT (LOSS)                       (580,604)     (1,062,730)       (747,692)      (545,451)
---------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================

                               PAGE 1 OF 1 PAGES

                                                                DETAIL SCHEDULES
--------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                      ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                                     MONTH:      AUGUST 2000
--------------------------------------------------                  -----------------------

  ITEM                                                   *** AMOUNTS ARE UNAUDITED ***

   NO                   DESCRIPTION                  JANUARY  FEBRUARY     MARCH    APRIL      MAY      JUNE     JULY    AUGUST
--------------------------------------------------------------------------------------------------------------------------------
   11      GENERAL & ADMINISTRATIVE:
          --------------------------------------

                SALARIES                                       221,522    231,686  179,593    142,340  149,020  140,659  129,643
                CONSULTING FEES                                159,746    101,958  335,318    307,648  127,981  268,945  237,612
                AUDIT FEES                                                                                       30,000          (1)
                PAYROLL TAXES                                   22,068     42,398   14,772     13,277   11,578   14,905    9,815
                INSURANCE                                       61,938     58,888   83,900    131,953   38,194   47,669   50,117
                TRAVEL                                           2,096      8,108    5,832      9,189   15,894    7,209   13,123
                LODGING                                            914      3,839    1,766      3,216    4,874    1,563    4,190
                CONTRACT LABOR                                   6,732      5,779    8,559      3,533    9,054    5,565      562
                OFFICE SUPPLIES & EXPENSE                        5,144     10,220   11,872     13,795    9,604   13,512    6,714
                POSTAGE & DELIVERY                                   -      1,519      816      1,991      869    1,013        7
                TELEPHONE                                          935     23,527   76,988     32,709   (8,447)  42,821    9,567
                MAINTENANCE & REPAIR                               456     42,651    2,279      1,657    5,538    6,143    2,794
                DATA PROCESSING                                    623        906    2,208        922      128      719      465
                                                               -------   -------- -------- ---------- -------- -------- --------

              TOTAL GENERAL & ADMINISTRATIVE                   482,174    531,479  723,903    662,230  364,287  580,723  464,609
                                                              ========   ======== ======== ========== ======== ======== ========

     (1) Audit Fees were reclassed for August to Professional Fees on line 23.

   13      OTHER OPERATING EXPENSES
          --------------------------------------

              ASC MANAGEMENT FEES                               54,165     54,165   40,042     40,042   40,042   27,080   29,100
                                                               -------   -------- -------- ---------- -------- -------- --------

            TOTAL OTHER OPERATING EXPENSES                      54,165     54,165   40,042     40,042   40,042   27,080   29,100
                                                               =======   ======== ======== ========== ======== ======== ========

   16      NON-OPERATING INCOME
          --------------------------------------

                TABOADA SETTLEMENT                                                          5,759,551        -
                GAIN (LOSS) ON SALE OF ASSETS                        -    (22,077)   1,375   (114,547)       -
                TAX REFUND                                       6,664          -        -          -        -
                INTEREST INCOME                                190,627    315,080  245,515    298,748  261,322  272,642  295,300
                LEGAL EXPENSE REIMBURSEMENT                    350,000          -        -          -        -        -
                941 TAX REFUNDS (1996)                                                                   9,873        -
                MISCELLANEOUS                                        -      3,240    4,123         15   16,834        -    7,383
                                                               -------   -------- -------- ---------- -------- -------- --------

            TOTAL OTHER INCOME & EXPENSE                       547,291    296,243  251,012  5,943,767  288,029  272,642  302,683
                                                               =======   ======== ======== ========== ======== ======== ========

                               PAGE 1 OF 2 PAGES

                                                                DETAIL SCHEDULES
--------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                      ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                                     MONTH:      AUGUST 2000
--------------------------------------------------                  -----------------------

  ITEM                                                   *** AMOUNTS ARE UNAUDITED ***

   NO                   DESCRIPTION                  JANUARY  FEBRUARY     MARCH     APRIL       MAY       JUNE     JULY    AUGUST
----------------------------------------------------------------------------------------------------------------------------------
   21      NON-OPERATING EXPENSES
          --------------------------------------

                PENALTIES & LATE FEES                                -     20,096       (67)         25         0        0
                FRANCHISE TAXES                                      -          -         -      66,650         -        0
                ANNUAL REPORTS                                       -          -         -           -     7,280        0
                PROPERTY TAXES                                       -     13,857         -     (14,870)        -        -
                                                               -------   --------  --------  ----------  -------- --------

            TOTAL OTHER NON OPERATING EXPENSES                       -     33,953       (67)     51,805     7,280        -
                                                               =======   ========  ========  ==========  ======== ========

                               PAGE 2 OF 2 PAGES

                                                                 Monthly Operating Report
------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                      ACCRUAL BASIS-3

CASE NUMBER: 00-30748-RCM
------------------------------------------------
                                                            ****** AMOUNTS ARE UNAUDITED ******

-----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND              JANUARY     FEBRUARY     MARCH       APRIL       MAY        JUNE       JULY      AUGUST     TOTAL
DISBURSEMENTS - UNAUDITED
-----------------------------------------------------------------------------------------------------------------------------------
 1   BEGINNING BALANCE        47,747,118  47,747,118  49,389,301  49,086,692 48,612,065 48,123,077 53,088,078 52,737,307 47,747,118
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
 2   CASH SALES                        -                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS
 RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
 3   PREPETITION                       -                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
 4   POSTPETITION                      -                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
 5   TOTAL OPERATING RECEIPTS                      -           -                                                                  -
-----------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
 6   LOANS & ADVANCES (ATTACH
      LIST)                            -                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
 7   SALE OF ASSETS                    -                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
 8   OTHER (ATTACH LIST)               -   2,100,148     317,020     256,327    375,929  5,828,607    559,317    350,716  9,788,064
-----------------------------------------------------------------------------------------------------------------------------------
 9   TOTAL NON-OPERATING
      RECEIPTS                         -   2,100,148     317,020     256,327    375,929  5,828,607    559,317    350,716  9,788,064
-----------------------------------------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS                    -   2,100,148     317,020     256,327    375,929  5,828,607    559,317    350,716  9,788,064
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE     47,747,118  49,847,266  49,706,321  49,343,019 48,987,994 53,951,684 53,647,395 53,088,023 57,535,182
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
12   NET PAYROLL                       -     212,195     156,307     172,989    142,770    143,995    376,443    141,003  1,345,703
-----------------------------------------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID                -     214,427      76,264      87,977     71,297     76,379    146,688     58,761    731,793
-----------------------------------------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER
      TAXES PAID                       -           -      73,448      53,141     87,626        330      4,485     11,829    230,860
-----------------------------------------------------------------------------------------------------------------------------------
15   SECURED/ RENTAL/
      LEASES (NOTE 1)                  -           -           -           -          -          -          -                     -
-----------------------------------------------------------------------------------------------------------------------------------
16   UTILITIES                         -         923      24,575      30,030     42,742     26,622     39,947     36,198    201,037
-----------------------------------------------------------------------------------------------------------------------------------
17   INSURANCE                         -       1,927      17,581      16,222     81,202     56,192      5,636     32,080    210,838
-----------------------------------------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES               -           -           -           -          -          -          -                     -
-----------------------------------------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSE                   -           -           -           -          -          -          -                     -
-----------------------------------------------------------------------------------------------------------------------------------
20   TRAVEL                            -       3,377       9,233       8,057      6,759     27,293      9,658     10,472     74,849
-----------------------------------------------------------------------------------------------------------------------------------
21   ENTERTAINMENT -
      ONSITE MEALS                     -         764         340           -      1,167      1,112        758        607      4,748
-----------------------------------------------------------------------------------------------------------------------------------
22   REPAIRS &
      MAINTENANCE                      -         456       5,479       2,604      9,071     25,012     39,548      3,182     85,351
-----------------------------------------------------------------------------------------------------------------------------------
23   SUPPLIES                          -       6,066       8,801      11,451     14,289      9,003     12,637     10,014     72,260
-----------------------------------------------------------------------------------------------------------------------------------
24   ADVERTISING                       -           -           -           -          -          -          -                     -
-----------------------------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)               -      17,829     238,431     136,581    279,825    250,971    178,576    191,934  1,294,148
-----------------------------------------------------------------------------------------------------------------------------------
26   TOTAL OPERATING
      DISBURSEMENTS                    -     457,965     610,459     519,051    736,749    616,908    814,376    496,079  4,251,586
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION FEES
-----------------------------------------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES                 -           -           -     206,903    128,168    246,697     90,712    819,074  1,491,554
-----------------------------------------------------------------------------------------------------------------------------------
28   U. S. TRUSTEE FEES                -           -           -       5,000          -          -      5,000          -     10,000
-----------------------------------------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)               -           -       9,171           -          -          -          -                 9,171
-----------------------------------------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION
      EXPENSES                         -           -       9,171     211,903    128,168    246,697     95,712    819,074  1,510,725
-----------------------------------------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS               -     457,966     619,629     730,954    864,917    863,605    910,088  1,315,153  5,762,312
-----------------------------------------------------------------------------------------------------------------------------------
32   NET CASH FLOW                     -   1,642,183    (302,609)   (474,627)  (488,988) 4,965,001   (350,771)  (964,437) 4,025,752
-----------------------------------------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH      47,747,118  49,389,301  49,086,692  48,612,065 48,123,077 53,088,078 52,737,307 51,772,870 51,772,870
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.

                               PAGE 1 OF 1 PAGES

                                                                                DETAIL SCHEDULES
-----------------------------------------------------                                ACCRUAL BASIS 3
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                MONTH:    AUGUST 2000
CASE NUMBER: 00-30748-RCM                                                              -----------------
-----------------------------------------------------


 ITEM                                                    *** AMOUNTS ARE UNAUDITED ***

  NO             DESCRIPTION                           JAN    FEBRUARY    MARCH      APRIL      MAY      JUNE      JULY      AUGUST
---------------------------------------------------------------------------------  --------- --------- --------- --------- ---------
     NON OPERATING RECEIPTS
     --------------------------------
       SALE OF ASSETS:
  7       EXCESS FURNITURE FROM THE DALLAS OFFICE                    -          -          -    20,000         -         -        -
            SUB-TOTAL SALES OF ASSETS                                -          -          -    20,000         -         -        -
                                                            ==========  =========  ========= ========= ========= ========= =========
  8    OTHER:

          COLLECTION ON RECEIVABLE                           1,682,317     47,462     10,516     8,544 5,508,721   240,112     7,485
          INTEREST INCOME                                            -    204,985    235,025   276,244   242,160   273,618   280,685
          D & O INSURANCE CLAIM REFUND                         350,000          -          -         -         -         -
          TAX REFUNDS                                           35,460          -          -         -    10,799    31,893     9,109
          COBRA PAYMENTS RECEIVED                               13,346     17,667      6,171     4,990    17,973     5,292     5,647
          REPAYMENT WORKING CAPITAL ADVANCE                     12,000          -          -         -         -         -
          SALE OF FURNITURE & FIXTURES (REMOTE
           OFCS)                                                 6,654      3,275        500         -         -         -     1,280
          RETURNED CHECKS (see Note 1)                               -     41,521          -         -    20,385         -
          CLOSE BANK ACCOUNTS                                                                             13,434         -     3,404
          REFUND OF LEGAL RETAINER                                   -          -          -    66,051     4,011     1,447    28,740
          REIMBURSEMENT OF ADMIN EXPENSES                          371      2,111      4,115       100    11,125     6,955    14,364
                                                            ----------  ---------  --------- --------- --------- --------- ---------

                                                             2,100,148    317,020    256,327   355,929 5,828,607   559,317   350,716
                                                            ==========  =========  ========= ========= ========= ========= =========

     TOTAL NON OPERATING RECEIPTS                            2,100,148    317,020    256,327   375,929 5,828,607   559,317   350,716
                                                            ----------  ---------  --------- --------- --------- --------- ---------

Note 1  Returned checks are from former PRG employees
        (forwarding address unknown) for employee stock plan purchases. Funds were deposited into escrow account June 27, 2000.

 25  OTHER OPERATING DISBURSEMENTS
     --------------------------------

          INVESTOR RELATIONS                                         -      3,500      4,130       379         -         -
          CONTRACT LABOR  -  OTHER                               6,732     10,992     19,899     6,505     5,100     6,892     1,802
          PENALTIES & LATE FEES                                    108         65      1,038     4,285     7,384       183        36
          CONSULTING FEES                                        8,616    129,425     83,675   216,417   165,736   141,342   107,614
          OFFICE & STORAGE UNIT RENTAL                             350     93,108     25,610    51,319    55,558    28,090    25,766
          DATA PROCESSING SERVICES                                 623        906      1,707       624       928       719       535
          TRAINING                                                   -          -        522       297       450     1,350
          MANAGEMENT FEES - AMSURG                                                                                            56,181
          TAX SOFTWARE/SOFTWARE MAINTENACE                           -          -          -         -    15,815         -
          TAX LIABILITY  -  CURRENT PORTION                      1,400        435          -         -         -         -         -
                                                            ----------  ---------  --------- --------- --------- --------- ---------

          TOTAL OTHER OPERATING DISBURSEMENTS                   17,829    238,431    136,581   279,825   250,971   178,576   191,934
                                                            ==========  =========  ========= ========= ========= ========= =========
 29  OTHER REORGANIZATION FEES
     --------------------------------
          ADVERTISING OF BANKRUPTCY IN WSJ &
          OTHER PUBS                                                 -      5,669          -         -         -
          INVESTOR RELATIONS                                         -      3,500          -         -         -
                                                            ----------  ---------  --------- --------- ---------

                                                                     -      9,169          -         -         -
                                                            ==========  =========  ========= ========= =========

                               PAGE 1 OF 1 PAGES

                                             Monthly Operating Report
  -------------------------------
   CASE NAME: PHYSICAN RESOURCE GROUP, INC.

   CASE NUMBER:   00-30748-RCM                   ACCRUAL BASIS-4
  -------------------------------

                               ********** ALL AMOUNTS ARE UNAUDITED **********

---------------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE   JANMUARY   FEBRUARY   MARCH     APRIL   MAY      JUNE    JULY   AUGUST
     ACCOUNTS RECEIVABLE AGING                   AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
  1       0 - 60                                       -
---------------------------------------------------------------------------------------------------------------------------------
  2      31 - 60                                       -
---------------------------------------------------------------------------------------------------------------------------------
  3      61 - 90                                       -
---------------------------------------------------------------------------------------------------------------------------------
  4      91 +                                          -
=================================================================================================================================
  5      TOTAL ACCOUNTS RECEIVABLE
=================================================================================================================================
  6      AMOUNT CONSIDERED UNCORRECTABLE               -          -          -          -
=================================================================================================================================
  7     ACCOUNTS RECEIVABLE (NET)                      -          -          -          -       -        -          -       -
=================================================================================================================================

--------------------------------------
     AGING OF POSTPETITION TAXES                         MONTH:    August 2000
     AND PAYABLES
-----------------------------------------------------------------------------------------------------
     TAXES PAYABLE                       0 - 30 DAYS      31 - 60 DAYS      61 - 90 DAYS       TOTAL
-----------------------------------------------------------------------------------------------------
  1  FEDERAL                                       -                                               -
-----------------------------------------------------------------------------------------------------
  2  STATE                                         -                                               -
-----------------------------------------------------------------------------------------------------
  3  LOCAL                                         -                                               -
-----------------------------------------------------------------------------------------------------
  4  OTHER (ATTACH LIST)                                                                           -
=====================================================================================================
  5  TOTAL TAXES PAYABLE                                             -               -             -
=====================================================================================================

-----------------------------------------------------------------------------------------------------
  6  ACCOUNTS PAYABLE                        194,158          506,009 (1)       28,188 (2)   728,355
=====================================================================================================

  (1) In accordance with court order, unpaid liabilities to professionals (Jackson Walker liability of $50,804, and Hughes & Luce liability of $80,291, and Bell & Nunnelly liability of $10,121, Mann Frankfort liability of $47,175 and Andrews & Kurth liability of $184,176) until approved for payment by court. Liability to Resources Connection of $83,419 paid subsequent to month end.

  (2) Includes unpaid liabilities to professionals (Mann Frankfort liability of $22,804) until approved for paymetn by court.

------------------------------------
STATUS OF POSTPETITION TAXES                                        MONTH:    August 2000
                                                                           -----------------
----------------------------------------------------------------------------------------------------
 FEDERAL (ADP REPORTS ATTACHED)         BEGINNING TAX   AMOUNT WITHHELD   AMOUNT PAID   ENDING TAX
                                         LIABILITY *                                    LIABILITY
----------------------------------------------------------------------------------------------------
  1   WITHHOLDING  **                              -           41,439           41,439           -
----------------------------------------------------------------------------------------------------
  2   FICA-EMPLOYEE  **                            -            7,731            7,731           -
----------------------------------------------------------------------------------------------------
  3   FICA-EMPLOYER  **                            -            7,731            7,731           -
----------------------------------------------------------------------------------------------------
  4   UNEMPLOYMENT                                 -                -                -           -
----------------------------------------------------------------------------------------------------
  5   INCOME                                       -                -                -           -
----------------------------------------------------------------------------------------------------
  6   OTHER(ATTACH LIST)                           -                -                -           -
====================================================================================================
  7   TOTAL FEDERAL TAXES                          -           56,900           56,900           -
====================================================================================================
     STATE AND  LOCAL
----------------------------------------------------------------------------------------------------
  8  WITHHOLDING                                   -              219              219           -
----------------------------------------------------------------------------------------------------
  9  SALES                                         -                -               -            -
----------------------------------------------------------------------------------------------------
 10  EXCISE                                        -                -               -            -
----------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT (Note 1)                         -                -               -            -
----------------------------------------------------------------------------------------------------
 12  REAL PROPERTY                                 -                -               -            -
----------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                             -                -               -            -
----------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                           -                -               -            -
====================================================================================================
 15  TOTAL STATE & LOCAL                           -              219              219           -
====================================================================================================
 16  TOTAL TAXES                                   -           57,119           57,119 (1)       -
====================================================================================================

     * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     * Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     (1) Reflects amount paid per ADP reports. PRG paid withholding for an employee advance on Aug 31 that was processed through ADP on September 2, 2000.


                              PAGE: 1 OF 1 PAGES

                                                       Monthly Operating Report
     -------------------------------------------
      CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                               ACCRUAL BASIS-5
      CASE NUMBER:   00-30748-RCM
     -------------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                ********** ALL AMOUNTS ARE UNAUDITED **********

     ----------------------------------------
         BANK RECONCILIATIONS                                   MONTH:                       August 2000
                                                                       ------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------------
       A.      BANK                                   SWBOT          SWBOT*       SWBOT*     SWBOT*    SWBOT*   COMERICA*
     ------------------------------------------------------------------------------------------------------------------------------
       B.      ACCOUNT NUMBER                        326003           300993       30100      301019    290084  1880647522    TOTAL
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                   PRG                 Stock
                                                                    Eye Corp     Georgia      AOI       Plan      TAX
       C.      PURPOSE (TYPE)                      OPERATING(1)     Proceeds     Proceeds   Proceeds  Escrow(3)  ESCROW
     ------------------------------------------------------------------------------------------------------------------------------
         1     BALANCE PER BANK STATEMENT           2,726,703         49,327      50,828     52,212    20,385    905,037  3,804,493
     ------------------------------------------------------------------------------------------------------------------------------
         2     ADD: TOTAL DEPOSITS NOT CREDITED                                                                                   -
     ------------------------------------------------------------------------------------------------------------------------------
         3     SUBTRACT: OUTSTANDING CHECKS           179,270                                                               179,270
     ------------------------------------------------------------------------------------------------------------------------------
         4 (2) OTHER RECONCILING ITEMS                   (518)                                                                 (518)
     ------------------------------------------------------------------------------------------------------------------------------
         5     MONTH END BALANCE PER BOOKS          2,546,915         49,327      50,828     52,212    20,385    905,037  3,624,704
     ------------------------------------------------------------------------------------------------------------------------------
         6     NUMBER OF LAST CHECK WRITTEN             2068                                                       N/A
     ------------------------------------------------------------------------------------------------------------------------------
            *  Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for
               Physicians Resource Group, Inc. and affiliated companies.

           (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

           (2) Three checks that cleared the bank on Aug. 31st but were not deducted from the Aug. bank statement.

           (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.



     ----------------------------------------
         INVESTMENT ACCOUNTS                                   MONTH:                 August 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
      BANK ACCOUNT NAME AND NUMBER                   DATE OR          TYPE OF             PURCHASE        CURRENT
                                                    PURCHASE         INSTRUMENT            PRICE           VALUE
     --------------------------------------------------------------------------------------------------------------
         7a   Southwest Bank of Texas               30-Jun-00     US Treasury Bill      2,999,564         3,027,741
     --------------------------------------------------------------------------------------------------------------
         7b   Southwest Bank of Texas               17-Aug-00     US Treasury Bill      6,135,228         6,149,271
     --------------------------------------------------------------------------------------------------------------
         7c   Southwest Bank of Texas               17-Aug-00          US FFCB          9,864,543         9,889,305
     --------------------------------------------------------------------------------------------------------------
         7d   Southwest Bank of Texas               17-Aug-00          US FHLM          4,990,587         5,002,514
     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8a   Investments for Eye Corp*             29-Jun-00          US FNMA           4,219,373        4,266,772
     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8b   Investments for PRG Georgia*          29-Jun-00          US FNMA           3,511,411        3,550,857
     --------------------------------------------------------------------------------------------------------------
              Southwest Bank of Texas -
         8c   Investments for AOI*                  29-Jun-00          US FNMA          15,923,750       16,102,633
     --------------------------------------------------------------------------------------------------------------
         9    Southwest Bank of Texas               21-Jan-00   Certificate of Deposit     154,000          159,072
     --------------------------------------------------------------------------------------------------------------
        10    TOTAL INVESTMENTS                                                         47,798,458       48,148,165
     --------------------------------------------------------------------------------------------------------------



     ----------------------------------------
       CASH
     --------------------------------------------------------------------------------------------------------------

        11    CURRENCY ON HAND                                                                                   -
     --------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------
        12    TOTAL CASH - END OF MONTH                                                                  51,772,869
     --------------------------------------------------------------------------------------------------------------
     NOTE:  Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries: EyeCorp, PRG
            Georgia, and  AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by  these subsidiaries during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.




                               Page 1 of 1 Pages

                                                 Monthly Operating Report
----------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

 CASE NUMBER: 00-30748-RCM                           ACCRUAL BASIS-6
----------------------------------------------

                                               MONTH:   AUGUST 2000
                                                     -------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

-----------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                       INSIDERS
-------------------------------------------------------------------------------
                     NAME               TYPE OF       AMOUNT       TOTAL PAID
                                        PAYMENT        PAID          TO DATE
-------------------------------------------------------------------------------
  1    LANE EDENBURN                     SALARY       14,583        102,083
-------------------------------------------------------------------------------
  2    KAREN NICOLAOU                    SALARY       11,667         81,667
-------------------------------------------------------------------------------
  3    MICHAEL YEARY                     SALARY       37,500        262,500
-------------------------------------------------------------------------------
       SUBTOTAL  (See Note 1)                         63,750        446,250
-------------------------------------------------------------------------------
  4    KAREN NICOLAOU (See Note 2)       BONUS                       70,000
-------------------------------------------------------------------------------
  5    MICHAEL YEARY  (See Note 2)       BONUS                      150,000
-------------------------------------------------------------------------------
  6    LANE EDENBURN (See Note 2)        BONUS                       87,500
-------------------------------------------------------------------------------
  7    KAREN NICOLAOU                 EXP REIMBRMT         -          8,575
-------------------------------------------------------------------------------
  8    MICHAEL YEARY                  EXP REIMBRMT     4,529         11,270
-------------------------------------------------------------------------------
  9    LANE EDENBURN                  EXP REIMBRMT         -            991
-------------------------------------------------------------------------------
 10    TOTAL PAYMENTS TO INSIDERS                     68,279        774,586
-------------------------------------------------------------------------------

                                                           -
Note 1: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

Note 2:   Bonuses are paid in accordance with individual employee agreements.

----------------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                         TOTAL
                                  ORDER AUTHORIZING       AMOUNT                     TOTAL PAID TO      INCURRED &
              NAME                     PAYMENT           APPROVED     AMOUNT PAID         DATE         UNPAID * (1)
----------------------------------------------------------------------------------------------------------------------
  1    ANDREWS & KURTH                     8/15/00           539,969        539,969         705,834         370,000
----------------------------------------------------------------------------------------------------------------------
  2    JACKSON WALKER                      8/15/00           111,565        111,565         283,266         160,804
----------------------------------------------------------------------------------------------------------------------
  3    MANN FRANKFORT                                                             -               -          94,403
----------------------------------------------------------------------------------------------------------------------
  4    QUANTUM INTERESTS                    2/1/00            41,577         41,577         323,938               -
----------------------------------------------------------------------------------------------------------------------
  5    HUGHES & LUCE                       8/15/00           103,777        103,777         201,075         189,435
----------------------------------------------------------------------------------------------------------------------
  6    BELL & NUNNELLY                     8/15/00            22,186         22,186          57,443          15,000
----------------------------------------------------------------------------------------------------------------------
          TOTAL PAYMENTS TO
  5         PROFESSIONALS                                    819,074        819,074       1,571,556         829,641
----------------------------------------------------------------------------------------------------------------------

     *   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

--------------------------------------------------------------------------------
  POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                      SCHEDULED
                                       MONTHLY       AMOUNTS PAID       TOTAL UNPAID
         NAME OF CREDITOR            PAYMENTS DUE    DURING MONTH       POSTPETITION
--------------------------------------------------------------------------------------
  1
--------------------------------------------------------------------------------------
  2
--------------------------------------------------------------------------------------
  3
--------------------------------------------------------------------------------------
  4
--------------------------------------------------------------------------------------
  5
--------------------------------------------------------------------------------------
  6    TOTAL
--------------------------------------------------------------------------------------

                              PAGE: 1 OF 1 PAGES

                                                 MONTHLY OPERATING REPORT
----------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

 CASE NUMBER: 00-30748-RCM                           ACCRUAL BASIS-7
----------------------------------------------

----------------------------------------------
                                                MONTH:    AUGUST 2000
              QUESTIONNAIRE                            -----------------

--------------------------------------------------------------------------------
                                                             YES         NO
--------------------------------------------------------------------------------
  1  Have any assets been sold or transferred
     outside the normal course of business in
     this reporting period?                                               X
--------------------------------------------------------------------------------
  2  Have any funds been disbursed from account
     other than a debtor in possession account?                           X
--------------------------------------------------------------------------------
  3  Are any postpetition receivables (accounts,
     notes or loans) due from related parties?                            X
--------------------------------------------------------------------------------
  4  Have any payments been made on prepetition
     liabilities this reporting period?                                   X
--------------------------------------------------------------------------------
  5  Have any postpetition loans been received
     by the debtor from any party?                                        X
--------------------------------------------------------------------------------
  6  Are any postpetition payroll taxes past due?                         X
--------------------------------------------------------------------------------
  7  Are any postpetition state or federal income
     taxes past due?                                                      X
--------------------------------------------------------------------------------
  8  Are any postpetition real estate taxes past due?                     X
--------------------------------------------------------------------------------
  9  Are any other postpetition taxes past due?                           X
--------------------------------------------------------------------------------
 10  Are any amounts owed to postpetition creditors
     delinquent?                                                          X
--------------------------------------------------------------------------------
 11  Have any prepetition taxes been paid during
     the reporting period?                                    X
--------------------------------------------------------------------------------
 12  Are any wage payments past due.                                      X
--------------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

In accordance with court order, payment of one thousand six hundred forty two dollars and thirty-nine cents ($1,642.39) was paid to the Internal Revenue Service for taxes due. Six dollars and fifty-eight cents ($6.58), Nine dollars and fifty-five cents ($9.55) and Eighteen dollars ($18.00) was paid to Texas Workforce Commission for taxes dues.

-------------------------------------------------------
                      INSURANCE
--------------------------------------------------------------------------------
                                                            YES         NO
--------------------------------------------------------------------------------
  1  Are workers compensation, general liability
     and other necessary insurance coverages in
     effect?                                                 X
--------------------------------------------------------------------------------
  2  Are all premium payments paid current.                  X
--------------------------------------------------------------------------------

  3  Please itemized policies below.                       SCHEDULE ATTACHED
--------------------------------------------------------------------------------


If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

-------------------------------------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------------
                   TYPE OF POLICY                                       CARRIER         PERIOD           PAYMENT
                                                                                                    -------------------
                                                                                       COVERED      AMOUNT    FREQUENCY
-------------------------------------------------------------------------------------------------------------------------
  1  Property "all risk" except policy exclusions                       Hartford    12/99 - 12/00    11,673      MNTHLY
-------------------------------------------------------------------------------------------------------------------------
  2  Umbrella Liability excess of schedule of underlying insurance   TIG Specialty  06/99 - 06/00    48,579       QTRLY
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                              PAGE: 1 OF 1 PAGES

  --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                     RESPONSES TO QUESTIONNAIRE
  CASE NUMBER: 00-30748-RCM
  --------------------------------------------
                                                  MONTH: AUGUST 2000
                                                         ------------

 QUESTIONNAIRE
 -------------------------------------------------------------------------


 11      Prepetition taxes
       -------------------------------------------------------------------
          Taxing Authority          Amount Paid             Description

       Internal Revenue Service         1,642.39  1997 Taxes
       Texas Workforce Commission           6.58  1997 Taxes
       Texas Workforce Commission           9.55  1997 Taxes
                                           18.00  1997 Taxes

                                     -----------
       Total Paid                      $1,642.39
                                     ===========
 Insurance:
--------------------------------------------------------------------------

2        Premiums paid currently.
       -------------------------------------------------------------------
       In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. AON is in the process of re-billing PRG and its subsidiaries. The accounts will be brought current as soon as new invoices are received. Corporate invoices are being paid currently, and PRG has not received notice of cancellation or potential cancellation.

                               PAGE 1 OF 1 PAGES

  ------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.      MONTHLY OPERATING REPORT

  CASE NUMBER: 00-30748-RCM                       SCHEDULE OF INSURANCE COVERAGE
  ------------------------------------------
                                                       MONTH: AUGUST 2000
                                                              -----------

                                                                                           POLICY PERIOD                   LIMIT OF
                                                                                      ---------------------
             TYPE OF COVERAGE                                   CARRIER               INCEPTION  EXPIRATION   PREMIUM:    LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1  Directors, Officers and Corporate Liability           National Union Fire Insur    20-Apr-00   20-Apr-01   $450,000   $10,000,000
    (One year extension of coverage)                     Co of Pittsburgh, PA

2  Directors, Officers and Corporate Liability           National Union Fire Insur    20-Apr-01   20-Apr-07   $450,000   $10,000,000
   (Six year run off.)                                   Co of Pittsburgh, PA

3  Commercial Crime                                      National Union Fire Insur    20-Apr-00   20-Apr-01   $ 17,365   $ 5,000,000
                                                         Co of Pittsburgh, PA

4  Workers Compensation - Standard forms; Extended       Hartford Insurance Co/       31-Dec-99   31-Dec-00   $ 28,259   $ 1,000,000
  Broad Form endorsement where applicable                Hartford Mid West Insur

5  Auto Standard Forms & Broad Form Auto Endorsement     Hartford Insurance Co        31-Dec-99   31-Dec-00   $   2,300  $ 1,000,000

6  Property                                              Hartford Insurance Co        31-Dec-99   31-Dec-00   $ 140,073  $43,835,755

7  Umbrella Liability                                    TIG Specialty Insurance       1-Jun-00   1-Jun-01    $  50,000  $10,000,000

8  Healthcare Professional Liability & Managed Care      TIG Specialty Insurance       1-Jun-00   1-Jun-01    $  11,240  $ 3,000,000
   E & O

                               PAGE 1 OF 1 PAGES